Retirement Benefits - Summary of Retirement Benefit Expense (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Defined benefit plans:
Interest expense on obligations	$ 1,828	$ 2,364	$ 2,282
Interest income on plan assets	(1,657)	(2,253)	(2,087)
Current service cost, net of plan participants’ contributions	1,431	1,188	1,494
Other	(174)	26	(221)
Total	1,428	1,325	1,468
Defined contribution plans	423	428	410
Total retirement benefit expense	$ 1,851	$ 1,753	$ 1,878